Exhibit 10.3

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Cyclone Power Technologies, Inc.

COMMON STOCK PURCHASE WARRANT

Issue Date: July 30, 2009

CYCLONE POWER TECHNOLOGIES, INC, a corporation organized and existing under the laws of the State of Florida (the “Company”), hereby certifies that, for value received, PHOENIX POWER GROUP , LLC , a limited liability company organized and existing under the laws of the State of Tennessee, or assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Release Date (as defined below) and at anytime or from time to time before 5:00 p.m. EST through the close of business on the date which is Twenty-Four (24) Months following the Release Date (such date being the “Expiration Date”), the number of fully paid and nonassessable shares of Common Stock, $0.001 par value per share (the “Common Stock”) , equal to Two Percent (2%) of the total issued and outstanding shares of Common Stock on a fully-diluted basis (assuming the exercise of all options, warrants, or any other securities convertible or exchangeable into Common Stock) at the time of exercise, at the price of $.19 per share (the “Exercise Price”). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein, the term “Common Stock” includes (i) the Company’s Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

As used herein, “Release Date” shall be the day that the first two (2) Prototype Cyclone Mark V engines (as such terms are defined in that certain Systems Application License Agreement between the Company and Holder , dated as of July 30, 2009) are delivered to the Holder.

1.

Procedure for Exercise.

1.1.

Exercise.  To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, (a) this Warrant, (b) a written notice of such Holder’s election to exercise this Warrant (the “Exercise Notice”), which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or share certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares.  Payment may be made in cash, wire transfer, or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder (or its designee, as set forth in the Exercise Notice) shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or other securities) determined as provided herein.  Upon exercise in whole or in part, this Warrant shall terminate.

1.2.

Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder (or its designee) as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which such Holder (or its designee) shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value (defined as the average closing market price on the previous five trading days) of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

1.3.

Number of Exercises .. The Holder may exercise this Warrant in whole or in part; however, only one exercise shall be allowable. Should the Holder transfer this Warrant to multiple parties allowable hereunder, all such parties must exercise their rights at the same time.  Should the Holder(s) choose to exercise this Warrant for less than the total number of shares allowable, then the balance of such shares shall be forfeited. Upon exercise in whole or in part, this Warrant shall terminate.

2.

Anti-dilution Provisions.  It is intended that this Warrant and the right to acquire two percent (2%) of the Common Stock at the Exercise Price will be non-dilutable and have anti-dilution protection until the sooner of the exercise hereof or the Expiration Date.  In furtherance thereof, the Company agrees as follows:

2.1.

Common Stock Reorganization. In the event that the Company shall (a)  subdivide its outstanding shares of Common Stock into a greater number of shares of the Commons Stock, or (b) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock (any such event being herein called a “Common Stock Reorganization”), then, on the occurrence of each such Common Stock Reorganization, the number of shares of Common Stock that the Holder shall thereafter be entitled to receive, on the exercise hereof as provided in Section 1, shall be increased or decreased accordingly. As the number of shares issuable by the Warrant is a percentage of the total issued and outstanding shares at such time on a fully diluted basis, such adjustment shall occur automatically upon the combination or division of the Company’s Common Stock. Upon such a Common Stock Reorganization, the Exercise Price for the Warrant shall be similarly adjusted to account for the greater or lesser number of shares of Common Stock then outstanding.

2.2.

Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company (any such event being called a “Capital Reorganization”), then, in each such case, as a condition to the consummation of such Capital Reorganization, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such Capital Reorganization or the effective date of such Capital Reorganization, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such Capital Reorganization, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Article 2.

2.3.

Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall, upon exercise of this Warrant, at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant pursuant to Section 2.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in Broward County, Florida as trustee for the Holder of this Warrant (the “Trustee”).

2.4.

Continuation of Terms. Upon any Capital Reorganization (and any dissolution following any transfer) referred to in this Article 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such Capital Reorganization or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Article 2, then, upon exercise of this Warrant, the Company’s securities and property (including cash, where applicable) receivable by the Holder of this Warrant will be delivered to the Holder or the Trustee as contemplated by Section 2.3.

2.5.

Proceedings Prior to Any Action Requiring Adjustment.  As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article 2, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which Holder is entitled to receive upon exercise thereof.

2.6.

Notice of Adjustment.  Not less than ten (10) nor more than thirty (30) days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article 2, the Company shall give notice to Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof.  If the required adjustment is not determinable at the time of such notice, the Company shall give notice to Holder of such adjustment and computation promptly after such adjustment becomes determinable.

3.

Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company has duly reserved and will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock from time to time issuable on the exercise of this Warrant.

4.

Registration Rights.

4.1.

Incidental “Piggy Back” Registration.

(a)

If Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms) for the account of Harry Schoell, Frankie Frugie or any other executive officers or directors of the Company (such shares being held by such affiliates of the Company being referred to as the “Other Shares”), it will each such time give prompt written notice to Holder of its intention to do so and of Holder’s rights under this Section 4.1.  Upon the written request of Holder made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Holder and the intended method of disposition thereof), Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Company has been so requested to register by Holder thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which Company proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Company shall determine for any reason either not to register or to delay registration of such securities, Company may, at its election, give written notice of such determination to Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such Other Shares. Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 4.1.

(b)

If Company at any time proposes to register any of the Other Shares under the Securities Act as contemplated by Section 4.1 and such securities are to be distributed by or through one or more underwriters, Company will, if requested by Holder as provided in this Section 4.1, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by Holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform Company and Holder requesting such registration and all other holders of any Other Shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 4.1 of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then Company may, upon written notice to all holders of such Registrable Securities and holders of such Other Shares, reduce pro rata (if and to be extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resultant aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of Company, shall be equal to the number of shares stated in such managing underwriter’s letter.

4.2.

Indemnification.

(a)

Company agrees to indemnify and hold harmless Holder whose Registrable Securities are covered by any registration statement, its directors and officers and each other person, if any, who controls Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Company by or on behalf of such holder specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by Holder.

(b)

Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 4.2) Company, each director of Company, each officer of Company and each other person, if any, who controls Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Company by or on behalf of Holder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  In addition, if requested to do so by such person, Holder shall indemnify any underwriter of such offering and each other person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to Company and each other indemnified party herein described.  Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

4.3.

Definitions Used in Article 4.  Unless otherwise defined herein, the following terms used in this Article 4 shall have the meanings specified below:

“Commission” means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

“Registrable Securities” means any shares of the Company Common Stock which have been duly exercised pursuant to this Warrant, and are still held by the original Holders thereof, or their duly authorized assignees.

 “Securities Act” means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.  Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute ..

5.

Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a “Transferor”) in whole or in part only to a subsidiary or affiliated company, or owner, of the Holder. On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

6.

Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.

Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 5, and replacing this Warrant pursuant to Section 6, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

8.

Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9.

Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, untilHolder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

10.

Representation Regarding Transferability.  The Company herein represents and warrants that, other than restrictions imposed by any applicable federal or state securities laws, there are no, and will be no, restrictions imposed upon the transferability of the Common Stock with may be purchased pursuant to the terms of this Warrant, including, but not limited to, a shareholders’ agreement among the shareholders of the Company.

11.

Severability.  In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

12.

Section Headings.  The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

13.

Right to Specific Performance.  The Company acknowledges and agrees that in the event of any breach of the foregoing covenants and agreements, the Holder would be irreparably harmed and could not be made whole only by the award of monetary damages.  Accordingly, the Company agrees that the Holder, in addition to any other remedy to which the Holder may be entitled at law or equity, will be entitled to seek and obtain an award of specific performance of any of the foregoing covenants and agreements.

14.

Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Florida without regard to principles of conflicts of laws.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CYCLONE POWER TECHNOLOGIES, INC.

By:	/s/ Harry Schoell
Harry Schoell, Chairman and CEO

PHOENIX POWER GROUP , LLC

By:	Thomas V. Thillen
Thomas V. Thillen, President

Exhibit A

FORM OF SUBSCRIPTION

(Signed Only on Exercise of Warrant)

Cyclone Power Technologies, Inc.

601 NE 26th Court

Pompano Beach, FL 33064

Ladies and Gentlemen:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase         shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $              .

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                       whose address is                                                                .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Signature of Warrant Holder:

Address:

Date:

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(Signed Only on Transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Cyclone Power Technologies, Inc. (the “Company”) into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of the Company with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:

(Signature must conform to name of holder as specified on the face of the Warrant)

SIGNED IN THE PRESENCE OF:

(Name)
ACCEPTED AND AGREED:

[TRANSFEREE]

(Name)